Item 77O

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                    Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                                DeAM
                                                   Scudder Aggressive Growth Fund
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                                                    Security Purchased               Comparison Security        Comparison Security
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
Issuer                                                    Premcor Inc.                  Sunoco Logistics                 ExpressJet
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                                           Morgan Stanley & Co, Credit  Credit Suisse First Boston, Banc   CS First Boston, Merrill
                                          Suisse First Boston, Goldman        of America, Goldman Sachs,      Lynch, Raymond James,
Underwriters                        Sachs, Deutsche Bank, Bear Sterns.                     Deutsche Bank       Saloman Smith Barney
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Years of continuous operation,
including predecessors                                       > 3 years                         > 3 Years                  > 3 years
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Security                                                  Common Stock                      Common Units               Common Stock
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Is the affiliate a manager or
co-manager of offering?                                     Co-Manager                                No                         No
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Name of underwriter or dealer from
which purchased                                    Morgan Stanley & Co                               N/A                        N/A
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Firm commitment underwriting?                                      Yes                               N/A                        N/A
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Trade date/Date of Offering                                  4/26/2002                          2/8/2002                  4/23/2002
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Total dollar amount of offering
sold to QIBs                                                     $0.00                             $0.00                      $0.00
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Total dollar amount of any
concurrent public offering                             $345,000,000.00                   $101,250,000.00            $480,000,000.00
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Total                                                  $345,000,000.00                   $101,250,000.00            $480,000,000.00
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Public offering price                                           $24.00                            $20.25                     $16.00
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Realized Gain/Loss on Sale of
Security                                                    $51,150.00                               N/A                        N/A
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Unrealized Gain/Loss at 6/30/02                                    N/A                               N/A                        N/A
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Price paid if other than public
offering price                                                     N/A                               N/A                        N/A
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Underwriting spread or commission                                6.25%                             6.70%                      6.38%
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Total shares purchased                                          15,500                               N/A                        N/A
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$ amount of purchase                                          $372,000                               N/A                        N/A
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% of offering purchased by fund                                  0.09%                               N/A                        N/A
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% of offering purchased by
associated funds                                                 0.45%                               N/A                        N/A
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Total                                                            0.56%                               N/A                        N/A
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                    Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                                DeAM
                                                   Scudder Aggressive Growth Fund
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                                                  Security Purchased            Comparison Security             Comparison Security
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Issuer                                   Heritage Property Investors    Weingarten Realty Investors    Pan Pacific Retail PPTYS Inc
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                                       Merrill Lynch, Deutsche Bank,
                                       Golman Sachs, Morgan Stanley,                                          Prudential Securities,
                                            UBS Warburg, Legg Mason,                                   Bancamerica, Donaldson Lufkin
Underwriters                                     Wachovia Securities          Edward D. Jones & Co.   Stephens, Salomon Smith Barney
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Years of continuous operation,
including predecessors                                     > 3 years                      > 3 years                       > 3 years
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Security                                                Common Stock                   Common Stock                    Common Stock
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Is the affiliate a manager or
co-manager of offering?                             Syndicate Member                            N/A                             N/A
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Name of underwriter or dealer from
which purchased                                        Merrill Lynch                            N/A                             N/A
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Firm commitment underwriting?                                    Yes                            Yes                             Yes
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Trade date/Date of Offering                                4/22/2002                       5/7/2001                       5/18/1998
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Total dollar amount of offering
sold to QIBs                                                   $0.00                          $0.00                           $0.00
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Total dollar amount of any
concurrent public offering                           $450,000,000.00                 $25,710,000.00                  $42,250,000.00
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Total                                                $450,000,000.00                 $25,710,000.00                  $42,250,000.00
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Public offering price                                         $25.00                         $48.85                          $21.13
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Realized Gain/Loss on Sale of
Security                                                  $1,013.700                            N/A                             N/A
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Unrealized Gain/Loss at 6/30/02                                  N/A                            N/A                             N/A
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Price paid if other than public
offering price                                                   N/A                            N/A                             N/A
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Underwriting spread or commission                              6.25%                          5.00%                           5.25%
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Total shares purchased                                        15,500                            N/A                             N/A
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$ amount of purchase                                        $387,500                            N/A                             N/A
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% of offering purchased by fund                                0.09%                            N/A                             N/A
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% of offering purchased by
associated funds                                               0.45%                            N/A                             N/A
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Total                                                          0.56%                            N/A                             N/A
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                    Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                                DeAM
                                                   Scudder Aggressive Growth Fund
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                                          Security Purchased               Security Purchased             Comparison Security
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Issuer                                                  Altiris Inc                      Netflix Inc.             Commerce One Inc.
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                                                                                                        CS First Boston, US Bancorp
                                                                                                          Piper Jaffray, BancBoston
                                                                     Merrill Lynch, Thomas Weisel, US        Robertson Stephens, AG
                                                                       Bancorp Piper Jaffray, Allen &  Edwards, Invemed Assos, Moor
                                        Credit Suisse First Boston,    Co. SG Cowen, Utendahl Capital      & Cabot, Charles Schwab,
Underwriters                                      UBS,Deutsche Bank                          Partners         SoundView Technology.
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Years of continuous operation,
including predecessors                                    > 3 years                         > 3 years                     > 3 years
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Security                                               Common Stock                      Common Stock                  Common Stock
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Is the affiliate a manager or
co-manager of offering?                                  Co-Manager                               N/A                           N/A
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Name of underwriter or dealer from
which purchased                          Credit Suisse First Boston                               N/A                           N/A
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Firm commitment underwriting?                                   Yes                               Yes                           Yes
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Trade date/Date of Offering                               5/22/2002                         5/22/2002                      5/5/1999
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Total dollar amount of offering
sold to QIBs                                                  $0.00                             $0.00                         $0.00
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Total dollar amount of any
concurrent public offering                           $50,000,000.00                    $82,500,000.00                $69,300,000.00
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Total                                                $50,000,000.00                    $82,500,000.00                $69,300,000.00
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Public offering price                                        $10.00                            $15.00                        $21.00
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Price paid if other than public
offering price                                                  N/A                               N/A                           N/A
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Realized Gain/Loss on Sale of
Security                                                 ($7,426.71)                              N/A                           N/A
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Unrealized Gain/Loss at 6/30/02                                 N/A                               N/A                           N/A
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Underwriting spread or commission                             7.00%                             7.00%                         7.00%
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Total shares purchased                                        7,500                               N/A                           N/A
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$ amount of purchase                                     $75,000.00                               N/A                           N/A
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% of offering purchased by fund                               0.15%                               N/A                           N/A
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% of offering purchased by
associated funds                                              1.07%                               N/A                           N/A
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Total                                                         1.22%                               N/A                           N/A
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